[Flag Investors Logo]

                                     Growth
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 Equity Income
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced
                       Flag Investors Value Builder Fund

                                     Income
                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares




                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG


                                Distributed by:
                               ALEX. BROWN & SONS
                                  INCORPORATED



                             [Flag Investors Logo]

                                      FLAG
                                   INVESTORS
                                     SHORT-
                                  INTERMEDIATE
                                     INCOME
                                      FUND

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

(bullet) Your Fund's Class A Shares have recorded an average annual total return of 6.9% since inception on May 13, 1991.

(bullet) During the past six months, we maintained the Fund's average maturity at 4.4 years, which is close to the maximum 5 years. We also kept the Fund's overall asset allocation evenly balanced among the bond market's major sectors until the second quarter, when we trimmed certain short-duration corporate credits in favor of longer duration U.S. Treasuries.

(bullet) Although we are optimistic about the market's near-term course, we are concerned inflationary forces, primarily from labor market pressures, may reemerge in 1998. We are confident that your Fund's defensive maturity structure is aptly suited for the late stage of an interest rate cycle.


LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to report on the progress of your Fund for the six and 12 months ended June 30, 1997.

Performance

     In an environment of stable interest rates, the Fund's Class A Shares produced total returns of 2.6% and 7.2% for the six- and 12-month periods ended June 30, 1997, respectively. With a stable net asset value (NAV), the majority of these returns have come from the Fund's dividend, which continues at a monthly rate of $0.05. This performance helped to place the Fund in the top 13% within its peer group in Lipper Analytical's Short-Intermediate Investment Grade Debt Funds Category for both the one-year and five-year periods ended June 30, 1997.(1) Since inception on May 13, 1991, the Class A Shares have produced a cumulative return of 50.7%, which translates into an average annual return of 6.9%. Money market instruments, as measured by 91-day U.S. Treasury Bills(2), have produced a 4.75% average annual return for the same time period. Specific total return comparisons are listed below.

Performance Comparisons(3)

  For the periods ended 6/30/97                          Six Months      One Year     Avg. Maturity
---------------------------------------------------------------------------------------------------
  Flag Investors Short-Intermediate Income Fund--Class A     2.6%           7.2%         4.4 years
  Lipper Short-Intermediate
    Investment Grade Debt Funds Average                      2.6%           6.6%         3-5 years
  Lehman Brothers Intermediate
    Gov't./Corp. Bond Index                                  2.8%           7.2%         4.2 years
  Lehman Brothers Gov't./Corp. Bond Index                    2.7%           7.7%         9.6 years
---------------------------------------------------------------------------------------------------

(1) Lipper rankings are based on performance for the periods ended June 30, 1997 relative to other funds in the category. This ranking indicates that the Fund's performance ranked #11 out of 81 funds for the one-year period and #3 out of 22 funds for the five-year period. Performance figures used in these rankings exclude the impact of any sales charge.

(2) U.S. Treasury Bills are backed by the full faith and credit of the U.S. government.

(3) These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. The Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices that are widely recognized as indicators of performance in the intermediate-term and the overall government and corporate bond sectors, respectively. The Lipper Short-Intermediate Investment Grade Debt Funds Average is an index of approximately 85 managed funds that have at least 65% of their assets in investment grade debt securities that are rated in the top four grades and have dollar-weighted average maturities of one to five years. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 6.

--------------------------------------------------------------------------------

Investment Environment

     The bond market has enjoyed a near-perfect environment for much of the past 12 months (see chart below). Although there were brief scares in early spring that a tightening labor market and rising wage demands could ignite another round of inflation, these fears were ultimately allayed by the steady flow of data that gave evidence that the pace of economic activity was moderating and inflationary pressures were imperceptible. This combination worked well to keep Federal Reserve monetary policy on hold, thereby fostering investor confidence and strong demand, especially from foreign buyers, for longer maturity fixed-income securities. These same propitious ingredients have contributed significantly to the surge in equity prices and the unprecedented duration of the bull market for stocks. Although there was a rush to the market by smaller companies to issue lower quality debt at very attractive levels, the supply side of the equation among high-grade sectors was favorably influenced by a slowdown in new Treasury and corporate bond issuance. Concurrently, the stock market's remarkable climb and falling dividend yield have encouraged statistical asset allocators and dividend-starved equity investors to shift funds to bonds.


                              U.S. Treasury Yields
                               (6/30/96-6/30/97)

                    [Graph appears here - plot points below]

                             5-Year   10-Year
            6/96              6.46      6.71
                              6.82      7.01
                              6.65      6.86
                              6.57      6.79
                              6.63      6.85
                              6.27      6.51
                              6.22      6.48
                              6.3       6.55
                              6.51      6.75
                              6.72      6.94
                              6.7       6.92
                              6.47      6.72
                              6.62      6.84
            9/96              6.43      6.68
                              6.21      6.48
                              6.28      6.55
                              6.25      6.5
                              6.26      6.54
                              6.11      6.38
                              6.03      6.25
                              5.96      6.18
                              5.93      6.14
                              5.83      6.04
                              5.99      6.24
                              6.05      6.31
                              6.14      6.36
                              6.08      6.29
           12/96              6.26      6.5
                              6.38      6.61
                              6.31      6.54
                              6.39      6.62
                              6.25      6.49
                              6.15      6.4
                              6.06      6.26
                              6.16      6.37
                              6.39      6.55
                              6.37      6.54
                              6.51      6.69
                              6.62      6.75
                              6.78      6.91
            3/97              6.76      6.91
                              6.84      6.97
                              6.71      6.82
                              6.84      6.94
                              6.51      6.64
                              6.52      6.67
                              6.55      6.72
                              6.58      6.74
                              6.5       6.66
                              6.37      6.49
                              6.29      6.43
                              6.27      6.37
            6/97              6.33      6.45

--------------------------------------------------------------------------------

Portfolio Considerations

     Confident for much of the past six months that the fixed-income markets would be fairly immune from near-term inflationary pressures and rates would stay in a contained range of plus or minus 50 basis points (0.50%), we kept the Fund's maturity structure at 4.4 years, close to its maximum maturity of 5 years. As yield spreads (e.g., the yield difference between a corporate bond and a U.S. Treasury issue of similar maturity) continued to tighten in the face of strong demand for higher yields, we kept the Fund's overall asset allocation evenly balanced among the bond market's major sectors: Treasuries, agencies, mortgages, corporates and asset-backed issues. As improving corporate balance sheet fundamentals enabled corporate bond spreads to approach record levels, we trimmed certain short-duration corporate credits in favor of longer duration U.S. Treasuries during the second quarter. The sacrifice in yield from these trades was negligible (see chart below).

Asset Allocations and Durations
                                        Percent of                 Effective
  As of 6/30/97                         Net Assets                 Duration
--------------------------------------------------------------------------------
  Cash                                      5%                         --
  Treasury                                 23%                     3.8 years
  Corporate                                11%                     3.5 years
  Asset-Backed                             15%                     2.8 years
  Agency & Mortgage-Backed                 46%                     2.6 years
                                          ---                      ---
    Total                                 100%                     2.9 years
                                          ===                      ===

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

Outlook

     Our outlook for interest rates for the balance of 1997 hinges on the outcome of several closely related factors: the pace of economic growth and consumption, the rate of inflation and the appetite of foreign investors for U.S. debt instruments. Foremost of these factors is the Fed's ultimate policy response, which, to date, has been guardedly neutral. We would expect the Fed to remain on the sidelines for as long as statistical evidence reflects a leveling off in final consumer demand. Although we are optimistic about the market's near-term course, we are concerned that the great bulk of benefits of this protracted period of disinflation may be behind us and that inflationary forces, primarily from labor market pressures, may reemerge in 1998. We are confident that your Fund's defensive maturity structure is aptly suited for the late stage of an interest rate cycle.

Dividend Policy

     The Fund continues to distribute $0.05 per share monthly. Recognizing the importance of improving shareholder wealth, we continue to emphasize strategies that maximize total return (current income plus NAV appreciation).

     We appreciate your continued support.

Sincerely,




/s/ M. Elliott Randolph, Jr.           /s/ Paul D. Corbin
_____________________________          ___________________________
M. Elliott Randolph, Jr.               Paul D. Corbin
President                              Executive Vice President

July 18, 1997

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Portfolio Composition

                    [Graphs appear here - plot points below]

                               December 31, 1996
 Agency &
 Mortgage-
 Backed        Corporate         Asset-Backed        Cash        Treasury
   33%            18%                18%               9%           22%

                                 June 30, 1997
 Agency &
 Mortgage-
 Backed        Corporate         Asset-Backed        Cash        Treasury
   46%            11%                15%               5%           23%



Portfolio Statistics

  Average Maturity                        4.4 years
  Average Duration                        2.9 years
  Average Quality                         AAA
  Maturity Breakdown:
          0-1 year                        16%
          1-3 years                       21%
          3-5 years                       15%
          5-10 years                      48%

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. The Securities and Exchange Commission (SEC) requires that when we report such figures, we also include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 1.50% maximum sales charge for the Fund's Class A Shares.

Average Annual Total Return

  For the periods ended 6/30/97       1 Year        5 Years    Since Inception*
-------------------------------------------------------------------------------
  Class A Shares                       5.57%         5.78%          6.65%
  Institutional Shares                 7.35%           --           5.46%

   *Inception dates: Class A 5/13/91, Institutional 11/2/95.


     The Fund's total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                            June 30, 1997
(Unaudited)

                                               S&P       Par           Value
Security                                     Rating*    (000)        (Note 1)
--------------------------------------------------------------------------------
 CORPORATE BONDS--10.6%
Banc One Columbus
   7.375%, 12/1/02                            AA-       $1,000      $ 1,025,000
Ford Motor Credit
   6.05%, 3/31/98                             A+         2,000        2,000,300
General Motors Acceptance Corporation
   5.625%, 2/15/01                            A-         1,000          967,500
Pacific Gas & Electric
   6.25%, 3/1/04                              A          2,000        1,942,500
Philip Morris Cos., Inc.
   6.95%, 6/1/06                              A          2,000        2,010,000
                                                                    -----------
Total Corporate Bonds
   (Cost $7,993,215)                                                  7,945,300
                                                                    -----------

 U.S. GOVERNMENT AGENCY SECURITIES--40.2%
Federal Home Loan Banks Board - 11.9%
Debentures
   6.000%, 12/17/99 (Callable 12/17/97)       AAA        3,000        2,982,330
   6.900%, 4/28/00 (Callable 4/28/98)         AAA        3,000        3,015,000
   7.151%, 9/13/05 (Callable 9/13/97)         AAA        3,000        2,968,650

Federal National Mortgage Assoc. - 7.2%
Debentures
   6.250%, Due 8/12/03                        AAA        3,500        3,397,835
   7.120%, Due 4/19/02                        AAA        2,000        2,012,400

Mortgage-Backed Securities - 19.7%
Federal Home Loan Mortgage Corp.
   Pool #G10049, 8.00%, 10/1/07               AAA          961          989,889
   Pool #G10543, 6.00%, 6/1/11                AAA        2,784        2,687,681
   Pool #M19094, 7.00%, 2/1/98                AAA        1,761        1,777,184
Federal National Mortgage Assoc.
 Pass-through
   Pool #326570, 7.00%, Due 2/1/08            AAA        3,204        3,200,420
Government National Mortgage Assoc.
 Pass-throughs
   Pool #194615, 8.00%, Due 3/15/17           AAA          154          157,297
   Pool #204405, 8.00%, Due 4/15/17           AAA          146          149,185
   Pool #371200, 8.00%, Due 12/15/23          AAA        1,525        1,560,258
   Pool #371206, 8.00%, Due 12/15/23          AAA        1,626        1,663,764
   Pool #780195, 8.00%, Due 7/15/25           AAA        2,553        2,622,301

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)
(Unaudited)

                                               S&P       Par           Value
Security                                     Rating*    (000)        (Note 1)
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES (concluded)
Guaranteed Export Trust - 1.4%
   8.187%, 12/15/04                           AAA        $ 988      $ 1,036,942
                                                                    -----------
Total U.S. Government Agency Securities
   (Cost $30,136,960)                                                30,221,136
                                                                    -----------

 U.S. TREASURY SECURITIES--23.4%
U.S. Treasury Notes
   4.750%, 9/30/98                            AAA        2,000        1,972,420
   5.875%, 2/15/00                            AAA        3,000        2,976,510
   5.250%, 1/31/01                            AAA        2,000        1,936,000
   6.250%, 2/15/03                            AAA        5,000        4,964,500
   5.750%, 8/15/03                            AAA        4,000        3,863,840
   5.875%, 2/15/04                            AAA        2,000        1,939,660
                                                                    -----------
Total U.S. Treasury Securities
   (Cost $17,663,105)                                                17,652,930
                                                                    -----------

 ASSET-BACKED SECURITIES--14.5%
Discover Credit Card Trust, 93-A-A
   6.25%, 8/16/00                             AAA        3,000        3,005,010
Green Tree Financial Corporation
   8.25%, 1/15/20                              --        3,000        3,144,210
Metris Master Trust
   6.87%, 10/20/05                            AAA        3,000        3,016,523
Premier Auto Trust, 94-1-A3
   4.75%, 2/2/00                              AAA          206          205,422
Premier Auto Trust, 96-3-A4
   6.75%, 11/6/00                             AAA        1,500        1,511,190
                                                                    -----------
Total Asset-Backed Securities
   (Cost $10,882,022)                                                10,882,355
                                                                    -----------

 COLLATERALIZED MORTGAGE OBLIGATIONS--5.5%
Federal Home Loan Mortgage Corp. - 2.7%
Multi-Class Mortgage Certificates
   Series 106-F, 8.50%, 12/15/20              AAA        2,024        2,060,837

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


                                               S&P       Par           Value
Security                                     Rating*    (000)        (Note 1)
--------------------------------------------------------------------------------

 COLLATERALIZED MORTGAGE OBLIGATIONS (concluded)
Federal National Mortgage Assoc. - 2.8%
Multi-Class Mortgage Certificates
   Series 88-18-B, 9.40%, 7/25/03             AAA        $ 149        $ 155,495
   Series 149-D, 12.00%, 4/25/19              AAA          352          352,758
   Series 91-11-G, 7.00%, 11/25/19            AAA        1,187        1,188,464
   Series 95-W1-A2, 8.20%, 4/25/25            AAA          368          368,996
                                                                    -----------
Total Collateralized Mortgage Obligations
   (Cost $4,119,120)                                                  4,126,550
                                                                    -----------

 REPURCHASE AGREEMENT--4.3%
Goldman Sachs & Co., 5.75%
   Dated 6/30/97, to be repurchased on
   7/1/97, collateralized by U.S. Treasury
   Bonds with a market value of $3,307,570.
   (Cost $3,242,000)                            --       3,242        3,242,000
                                                                    -----------
Total Investment in Securities--98.5%
   (Cost $74,036,422)**                                              74,070,271
Other Assets in Excess of Liabilities, Net--1.5%                      1,152,524
                                                                    -----------
Net Assets--100.0%                                                  $75,222,795
                                                                    ===========

Net Asset Value and Redemption Price Per:
   Class A Share
     ($54,936,677 / 5,339,688 shares outstanding)                        $10.29
                                                                         ======

   Institutional Share
     ($20,286,118 / 1,950,576 shares outstanding)                        $10.40
                                                                         ======

Maximum Offering Price Per:
   Class A Share ($10.29 / .985)                                         $10.45
                                                                         ======

   Institutional Share                                                   $10.40
                                                                         ======
--------------
 * The Standard & Poor's rating indicated is believed to be the most recent rating available as of June 30, 1997. The U.S. Government Agency Securities and U.S. Treasury Securities are assumed to have AAA ratings because they are backed by the full faith and credit of the U.S. government.
** Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statement of Operations

                                                                 For the Six
                                                                Months Ended
                                                                  June 30,
--------------------------------------------------------------------------------
                                                                   1997(1)
Investment Income (Note 1):
   Interest                                                      $2,486,897
                                                                 ----------
Expenses:
   Investment advisory fee (Note 2)                                 130,030
   Distribution fee (Note 2)                                         70,014
   Accounting fee (Note 2)                                           29,092
   Printing and postage                                              18,165
   Transfer agent fees                                               15,962
   Registration fees                                                 15,680
   Legal                                                             15,307
   Audit                                                             13,018
   Custodian fees                                                     7,685
   Miscellaneous                                                      3,249
   Pricing fee                                                        2,810
   Directors' fees                                                    2,118
   Insurance                                                          1,254
                                                                 ----------
            Total expenses                                          324,384
Less: Fees waived (Note 2)                                          (87,189)
                                                                 ----------
            Net expenses                                            237,195
                                                                 ----------
Net investment income                                             2,249,702
                                                                 ----------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from securities transactions                    27,400
   Change in unrealized appreciation
     or depreciation of investments                                (344,621)
                                                                 ----------
            Net loss on investments                                (317,221)
                                                                 ----------

Net increase in net assets resulting from operations             $1,932,481
                                                                 ==========

--------------
(1) Unaudited.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                 For the Six
                                                 Months Ended    For the Year
                                                   June 30,     Ended Dec. 31,
--------------------------------------------------------------------------------
                                                     1997(1)         1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                          $ 2,249,702     $ 4,307,970
   Net gain/(loss) from security transactions          27,400        (141,613)
   Change in unrealized appreciation or
     depreciation of investments                     (344,621)     (1,267,527)
                                                   ----------      ----------
   Net increase in net assets resulting
     from operations                                1,932,481       2,898,830
                                                   ----------      ----------
Dividends to Shareholders from:
   Net investment income:
     Class A Shares                                (1,373,967)     (3,528,967)
     Institutional Shares                            (464,231)       (602,635)
                                                   ----------      ----------
   Total distributions                             (1,838,198)     (4,131,602)
                                                   ----------      ----------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                     5,803,315      24,144,316
   Value of shares issued in
     reinvestment of dividends                      1,066,579       2,641,312
   Cost of shares repurchased                      (7,832,710)    (18,763,222)
                                                   ----------      ----------
   Increase/(decrease) in net assets derived
     from capital share transactions                 (962,816)      8,022,406
                                                   ----------      ----------
   Total increase/(decrease) in net assets           (868,533)      6,789,634

Net Assets:
   Beginning of period                             76,091,328      69,301,694
                                                   ----------      ----------
   End of period                                  $75,222,795    $ 76,091,328
                                                   ==========      ==========
--------------
(1) Unaudited.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)
                                                          For the Six
                                                          Months Ended
                                                            June 30,
--------------------------------------------------------------------------------
                                                             1997(1)
Per Share Operating Performance:
   Net asset value at beginning of period                   $ 10.28
                                                            -------
Income from Investment Operations:
   Net investment income                                       0.36
Net realized and unrealized gain/(loss) on investments        (0.05)
                                                            -------
   Total from Investment Operations                            0.31
Less Distributions:
   Distributions from net investment income
     and short-term gains                                     (0.30)
   Return of capital                                             --
   Distributions from net realized long-term gains               --
                                                            -------
   Total distributions                                        (0.30)
                                                            -------
   Net asset value at end of period                         $ 10.29
                                                            =======
Total Return(2)                                                2.57%
Ratios to Average Daily Net Assets:
   Expenses(3)                                                 0.70%(5)
   Net investment income(4)                                    5.99%(5)
Supplemental Data:
   Net assets at end of period (000)                        $54,937
   Portfolio turnover rate                                       61%(5)


--------------
(1) Unaudited.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.93% (annualized), 0.99%, 0.93%, 0.84%, 0.85% and 0.87% for the six months ended June 30, 1997 and the years ended December 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.76% (annualized), 5.83%, 5.77%, 5.43%, 5.28% and 5.83% for the six months ended June 30, 1997 and the years ended December 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(5) Annualized.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

                                                                                 For the Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                1996         1995           1994            1993           1992
Per Share Operating Performance:
   Net asset value at beginning of period                     $ 10.48        $ 9.62        $ 10.57         $ 10.37        $ 10.54
                                                              -------        ------        -------         -------        -------
Income from Investment Operations:
   Net investment income                                         0.63          0.62           0.57            0.57           0.63
Net realized and unrealized gain/(loss) on investments          (0.23)         0.84          (0.92)           0.34          (0.05)
                                                              -------        ------        -------         -------        -------
   Total from Investment Operations                              0.40          1.46          (0.35)           0.91           0.58
Less Distributions:
   Distributions from net investment income
     and short-term gains                                       (0.60)        (0.60)         (0.57)          (0.69)         (0.75)
   Return of capital                                               --            --          (0.03)             --             --
   Distributions from net realized long-term gains                 --            --             --           (0.02)            --
                                                              -------        ------        -------         -------        -------
   Total distributions                                          (0.60)        (0.60)         (0.60)          (0.71)         (0.75)
                                                              -------        ------        -------         -------        -------
   Net asset value at end of period                           $ 10.28       $ 10.48         $ 9.62         $ 10.57        $ 10.37
                                                              =======        ======        =======         =======        =======
Total Return(2)                                                  4.04%        15.43%         (3.32)%          8.98%          5.68%
Ratios to Average Daily Net Assets:
   Expenses(3)                                                   0.70%         0.70%          0.70%           0.70%          0.70%
   Net investment income(4)                                      6.11%         6.00%          5.57%           5.43%          6.01%
Supplemental Data:
   Net assets at end of period (000)                          $58,584       $67,116        $78,789        $112,520        $78,706
   Portfolio turnover rate                                         42%           46%            50%             86%           107%


                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights --Institutional Shares
(For a share outstanding throughout each period)

                                     For the Six    For the Year    For the Period
                                    Months Ended       Ended        Nov. 2, 1995(2)
                                      June 30,        Dec. 31,     through Dec. 31,
--------------------------------------------------------------------------------
                                         1997(1)        1996             1995
Per Share Operating Performance:
   Net asset value at
     beginning of period                $ 10.38        $ 10.58          $10.42
                                        -------        -------          ------
Income from Investment Operations:
   Net investment income                   0.37           0.59            0.09
   Net realized and unrealized
     gain/(loss) on investments           (0.04)         (0.17)           0.12
                                        -------        -------          ------
   Total from Investment Operations        0.33           0.42            0.21
Less Distributions:
   Dividends from net investment
     income and short-term gains          (0.31)         (0.62)          (0.05)
                                        -------        -------          ------
   Net asset value at end of period     $ 10.40        $ 10.38          $10.58
                                        =======        =======          ======
Total Return                               2.74%          4.20%          12.47%(5)
Ratios to Average Daily Net Assets:
   Expenses(3)                             0.45%(5)       0.45%           0.45%(5)
   Net investment income(4)                6.25%(5)       6.35%           6.52%(5)
Supplemental Data:
   Net assets at end of period (000)    $20,286        $17,507           $2,186
   Portfolio turnover rate                   61%(5)         42%              46%(5)

--------------
(1) Unaudited.
(2) Commencement of operations.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.69% (annualized), 0.76% and 0.72% (annualized) for the six months ended June 30, 1997, the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 6.01% (annualized), 6.04% and 6.27% (annualized) for the six months ended June 30, 1997, the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(5) Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund"), formerly Flag Investors Intermediate-Term Income Fund, Inc., was organized as a Maryland Corporation on April 16, 1990 and commenced operations May 13, 1991. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. It is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

     The Fund consists of two share classes: Class A Shares, which commenced May 13, 1991, and Institutional Shares, which commenced November 2, 1995.

     The Class A Shares have a 1.50% maximum front-end sales charge and a 0.25% distribution fee. The Institutional Shares have neither a front-end sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values a debt security based on quotations provided by a pricing service, which uses transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities to determine value. The Fund values a portfolio security that is primarily traded on a national exchange by using the last sale price reported for the day. If there are no sales, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 1--concluded

         price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to different tax treatments of dividends declared.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fee, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of the amount over $1.5 billion.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Shares' average daily net assets. For the six months ended June 30, 1997, ICC waived fees of $87,189.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $29,092 for accounting services for the six months ended June 30, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $15,962 for transfer agent services for the six months ended June 30, 1997.

     As compensation for providing distribution services, the Fund pays Alex. Brown & Sons Incorporated an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets. For the six months ended June 30, 1997, distribution fees aggregated $70,014.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1997 through June 30, 1997 was approximately $1,917, and the accrued liability was approximately $10,516.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 60 million shares of $.001 par value capital stock (45 million Class A, 2 million Class B, 5 million Institutional, 5 million Alex. Brown Capital Advisory &Trust and 3 million undesignated). Transactions in shares of the Fund are listed on the following page.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 3--concluded


                                                       Class A Shares
                                              ------------------------------
                                                For the Six       For the
                                                Months Ended     Year Ended
                                              June 30, 1997*   Dec. 31, 1996
                                              --------------   -------------
Shares sold                                        222,161        824,212
Shares issued to shareholders on
   reinvestment of dividends                        80,499        223,342
Shares redeemed                                   (644,144)    (1,752,832)
                                               -----------   ------------
Net decrease in shares outstanding                (361,484)      (705,278)
                                               ===========   ============
Proceeds from sale of shares                   $ 2,277,846   $  8,509,093
Value of reinvested dividends                      821,733      2,288,737
Cost of shares redeemed                         (6,791,935)   (18,054,319)
                                               -----------   ------------
Net decrease from capital share transactions   $(3,692,356)  $ (7,256,489)
                                               ===========   ============


                                                  Institutional Shares
                                             -----------------------------
                                               For the Six       For the
                                              Months Ended     Year Ended
                                             June 30, 1997*   Dec. 31, 1996
                                             --------------   -------------
Shares sold                                        341,535      1,513,443
Shares issued to shareholders on
   reinvestment of dividends                        23,739         34,119
Shares redeemed                                   (100,856)       (67,989)
                                               -----------    -----------
Net increase in shares outstanding                 264,418      1,479,573
                                               ===========    ===========
Proceeds from sale of shares                   $ 3,525,469    $15,635,223
Value of reinvested dividends                      244,846        352,575
Cost of shares redeemed                         (1,040,775)      (708,903)
                                               -----------    -----------
Net increase from capital share transactions   $ 2,729,540    $15,278,895
                                               ===========    ===========
--------------
*Unaudited.


NOTE 4--Investment Transactions

      Excluding short-term obligations, purchases of investment securities aggregated $23,022,482 and sales of investment securities aggregated $21,009,427 for the six months ended June 30, 1997.

     On June 30, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $459,611 and aggregate

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 4--concluded

gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $425,762.

NOTE 5--Net Assets

     On June 30, 1997, net assets consisted of:

Paid-in capital:
   Class A Shares                                                  $58,211,576
   Institutional Shares                                             20,165,311
Accumulated net realized loss from security transactions            (3,547,228)
Unrealized appreciation of investments                                  33,849
Undistributed net investment income                                    359,287
                                                                   -----------
                                                                   $75,222,795
                                                                   ===========

NOTE 6--Federal Income Tax Information

     Generally accepted accounting principles require that we reclassify certain components of net assets to reflect permanent differences between financial reporting and tax purposes. We have reclassified last fiscal year's permanent book/tax difference of $81,463 to undistributed net investment income from accumulated net realized loss from security transactions. This reclassification has no effect on net assets or net asset values per share.

     On December 31, 1996, there was a tax capital loss carryforward of $3,529,873 of which $383,359 expires in 2002, $3,111,390 expires in 2003 and
$35,124 expires in 2004. This carryforward will be used to offset any future net capital gains.

NOTE 7--Shareholder Meeting

     On March 7, 1997, the Flag Investors Short-Intermediate Income Fund held a special meeting of its shareholders. During the meeting, shareholders elected the following Directors: Charles W. Cole, Jr., James J. Cunnane, Richard T. Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans and Carl W. Vogt.

NOTE 8--Merger Agreement

     On April 6, 1997, Bankers Trust New York Corporation and Alex. Brown Incorporated announced that they had signed a definitive agreement to merge. The merger, which is expected to be completed by the fourth quarter of 1997, is subject to customary closing conditions, including certain regulatory and shareholder approvals.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


Directors and Officers
                                RICHARD T. HALE
                                    Chairman

    CHARLES W. COLE, JR.                            M. ELLIOTT RANDOLPH, JR.
          Director                                         President

      JAMES J. CUNNANE                                   PAUL D. CORBIN
          Director                                  Executive Vice President

      JOHN F. KROEGER                                   GARY V. FEARNOW
          Director                                       Vice President

       LOUIS E. LEVY                                   MONICA M. HAUSNER
          Director                                       Vice President

     EUGENE J. MCDONALD                                EDWARD J. VEILLEUX
          Director                                       Vice President

      REBECCA W. RIMEL                                  SCOTT J. LIOTTA
          Director                                Vice President and Secretary

      TRUMAN T. SEMANS                                 JOSEPH A. FINELLI
          Director                                         Treasurer

     CARL W. VOGT, ESQ.                                LAURIE D. COLLIDGE
          Director                                    Assistant Secretary


Investment Objective

An open-end mutual fund designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

   For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.